
RUTH'S CHRIS STEAK HOUSE
U.S. PRIME

RUTH'S HOSPITALITY GROUP

# Investor Update

January 2015


MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

# Disclaimer

**This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.**

This document contains "forward-looking statements" that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. These forward-looking statements include all statements other than those made solely with respect to historical facts and include, but are not limited to, statements regarding the Company's financial outlook, objectives, plans and goals. Forward-looking statements frequently are identified by the words "anticipate," "believe," "estimate," "expect," "intend," "project," "will be," "will continue," "will likely result," or other similar words and phrases. Actual results could differ materially from those projected, implied or anticipated by these forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company's franchisees; the Company's ability to protect its name and logo and other proprietary information; the impact of litigation; the restrictions imposed by the Company's Amended and Restated Credit Agreement; the possibility that the closing of the sale of the Mitchell's Fish Market and Cameron's/Mitchell's Steakhouse restaurants may be delayed or not occur; the Company's ability to timely obtain third party consents and its indemnification obligations in connection with the sale of the Mitchell's Fish Market and Cameron's/Mitchell's Steakhouse restaurants; changes in, or the discontinuation of, the Company's share repurchase program; and the risk factors or uncertainties identified in the reports the Company files with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and subsequently filed Quarterly Reports on Form 10-Q, all of which are available on the SEC's website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this document after the date hereof, whether as a result of new information, future events or otherwise.

RUTH'S
HOSPITALITY GROUP


RUTH'S STEAK & LOBSTER
RUTH'S CHRIS STEAK HOUSE

# CELEBRATING 50 YEARS IN 2015

## EST. 1965
NEW ORLEANS

## TODAY

"DO WHAT YOU LOVE,
LOVE WHAT YOU DO"
- Ruth Fertel

142 COMPANY AND FRANCHISE RESTAURANTS AND GROWING

FINE DINING STEAK HOUSE LEADER

Definitive agreement reached to sell Mitchell's Fish Market restaurants to Landry's inc.

RUTH'S HOSPITALITY GROUP

# Broad Geographical Reach with Strategic Opportunity for Growth



**142**
**Total Restaurants[1]**

| 122 Domestic | 20 International |
|---|---|
| 65 Company | 0 Company |
| 57 Franchise | 20 Franchise |

## International Locations

Palm Beach, Aruba

Canada
five locations

San Salvador, El Salvador

Panama City, Panama

Hong Kong
two locations

Tokyo, Japan

Mexico
two locations

Shanghai, China

Marina Square, Singapore

Taiwan
three locations

Dubai, UAE

1. Count includes locations opened through the end of December 2014


RUTH'S CHRIS STEAK HOUSE
OUR STORY
MAKING MEMORIES ON
500°
SIZZLING
PLATES

RUTH'S CHRIS STEAK HOUSE

# The Secret Behind the Sizzle

## Our People

Expert, tenured restaurant team
Service team average – 5 years
Executive chef team average – 10 years

Rigorous investment in annual recertification for corporate and franchise team members

**la·gniappe** \'lan-'yap\
An unexpected delight – the little extras

## Our Food

Only the best will do
USDA prime steak – top 2%
Fresh seafood and local produce

Industry-leading bar menu
Fresh-squeezed, handcrafted, mixology-driven cocktail list

## Our Atmosphere

Classic American steak house with contemporary touches of whimsy

All locations uniquely designed to reflect individual market characteristics and local tastes







RUTH'S CHRIS STEAK HOUSE

# The Result – An Industry-Leading Dining Experience



THIS IS HOW IT'S DONE.[SM]

#1 Consumer Pick four years in a row
Nation's Restaurant News

One of America's most trusted brands
Entrepreneur Magazine

Wine List Awards of Excellence
Wine Spectator

RUTH'S HOSPITALITY GROUP

# Broad Consumer Appeal Drives Revenues Across our three core Segments

## Special occasion

Holiday special offerings

Helping our guests celebrate
- Birthdays
- Anniversaries
- Other special moments

## Business/ Corporate

Onsite event planners for every client

HD satellite broadcast for multi-location events
- Launching IPTV in 2015

Extensive private dining and off-site catering services

## Core Guests/ Regular Customers

Culinary innovation with three prix fixe menu launches each year

Sizzle Swizzle & Swirl happy hour

Core menu evolution

# Current Comparable Sales Initiatives at Ruth's Chris



**Using Our Pricing Power**
Remain focused on driving traffic first
Avg check 10-30% below competitors

**Expanded Capex Initiatives**
Remodels based on the success of our recent openings

**Continued Menu Evolution**
Testing premier/reserve cuts

**Marketing**
Broad reach with national cable
Strong digital presence

**Sizzle, Swizzle & Swirl Happy Hour**
Recently increased in Q3'14 from $7 to $8

**Ruth's Classics**
A seasonal prix fixe menu that remains vibrant

**Wine/Educational Themed Dinners**

RUTH'S HOSPITALITY GROUP

# FINANCIAL HIGHLIGHTS



RUTH'S HOSPITALITY GROUP

# Our balanced total return plan

## Multiple Levers to Drive Shareholder Returns...

### 1 Maintain Healthy Core

Grow sales through traffic

Use pricing power to manage margins

Leverage our infrastructure

### 2 Disciplined Growth

Find great real estate
- Three to five new restaurants per year for both franchise and company

Acquire franchise territory at attractive prices

### 3 Return Excess Capital

Pay a dividend

Return excess capital through debt repayment and share repurchases

>$200MM returned since 2010

Up to $50MM share repurchase authorization

# Unique Business Model Allows for Disciplined Growth

## Franchise-Owned Growth

- Unique in the high-end restaurant space
- 29 franchisees operating in the US and 10 countries
  - Strong mix of legacy and proven hospitality partners
- **Provides approximately $15 million – $16 million in annual royalty fees**
- Allows system growth without additional company capital
- 13 commitments in 2015–2017

## Company-Owned Growth

- Looking to grow 3-5 units per year
- Focused on U.S. markets
- Leverage existing management infrastructure
- Disciplined deployment of capital for relocations and new construction
- Expanding development pipeline:
  - 3 restaurants in 2014
  - 2 signed leases in 2015: St Petersburg, Florida in Q1 and Dallas, Texas in Q2 Working on additional opportunities for late 2015 – 2017

RUTH'S HOSPITALITY GROUP

# Company-Owned Unit Target Economics





**Target Units**
3-5 per year

**Size**
8,000 – 10,000 square feet

**Typical Demographics**
Medium and large markets
DMA population > 1million

**Sales Target**
$4MM - $6MM+

**Net Cash Investment**
$2.5MM - $3.5MM

**Restaurant Level Margins**
>20%

RUTH'S HOSPITALITY GROUP

# Consistent Revenue and Traffic Growth

($ in millions)

## Ruth's Chris Steak House AUV Trends



$5.7MM
$5.1MM
$4.1MM
$4.3MM
$4.5MM
$4.8MM
$5.0MM
$5.1MM
2007
2008
2009
2010
2011
2012[1]
2013
2014 LTM

| | 2007 | 2008 | 2009 | 2010 | 2011 | 2012[1] | 2013 | 2014 LTM |
|---|---|---|---|---|---|---|---|---|
| Comp Sales % | | -10.3% | -19.5% | +4.0% | +5.4% | +5.2% | +5.3% | +3.1% |

- Q3'14 marked the 18th consecutive quarter of positive comparable sales growth at Ruth's Chris Steak House

1. FY 2012 excludes 53rd week

RUTH'S HOSPITALITY GROUP

# Consistent Revenue and Traffic Growth

*($ in millions)*

## RHGI Pro Forma Sales



Company
Franchise
$616MM
$535MM
$565MM
$600MM
$643MM
$688MM
$517MM
2008
2009
2010
2011
2012[1]
2013
Q3'14 YTD

| Full Year Location Count | 2008 | 2009 | 2010 | 2011 | 2012[1] | 2013 | Q3'14 YTD |
|---|---|---|---|---|---|---|---|
| Company | 88 | 86 | 87 | 85 | 86 | 85 | 84 |
| Franchise[2] | 64 | 66 | 67 | 68 | 72 | 75 | 75 |
| Total | 152 | 152 | 154 | 153 | 159 | 161 | 160 |
| MFM & MSH | 22 | 22 | 23 | 22 | 22 | 22 | 21 |

1. FY 2012 excludes 53rd week
2. Franchise count excludes one location in Cherokee, NC under management contract

RUTH'S HOSPITALITY GROUP

# Consistent EBITDA Growth

*($ in millions)*

## Adjusted EBITDA[1]


$38MM
$36MM
-5.3%
$40MM
+11.1%
$42MM
+5.0%
$45MM
+7.1%
$51MM
+13.3%
$37MM
+2.8%
2008
2009
2010
2011
2012
2013
Q3'14 YTD

1. Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, and restructuring benefits/expenses. For a reconciliation of adjusted EBITDA, a non-GAAP financial measure, to net income, see the reconciliation tables furnished as Exhibit 99.2 to our Current Report on Form 8-K.

RUTH'S HOSPITALITY GROUP

# Investment summary



## Proven business model

High-end, fine-dining steak experience remains timeless after 50 years

## Broad-based growth and consistent execution

Brand evolution, pricing power and success of recent openings drive results

Consistent traffic, revenue, net income, EBITDA and EPS growth

## Multiple levers to drive shareholder return

Unique franchise revenue model

Manage our core business

Investing in remodels

Disciplined growth

Multiple options to return excess capital

- *Dividends*
- *Debt repayment*
- *Share repurchases*